Exhibit 99.1

Certification, Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Place Financial Corp. (“First Place”) on Form 10-K for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven R. Lewis, President and Chief Executive Officer of First Place, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of First Place.

September 30, 2002

By:	/S/ STEVEN R. LEWIS
Steven R. Lewis President and Chief Executive Officer